Scudder Micro Cap Fund


Supplement to Prospectus
Dated August 12, 1996
As Revised February 7, 1997

The following is inserted under the "Transaction information" section of the Fund's prospectus:

   Due to investment considerations, effective at the close of business on September 22, 1997, Scudder Micro Cap Fund (the "Fund") will suspend the sale of its shares to new individual investors. After the close of business on September 22, 1997, shares of the Fund will be available for purchase by existing shareholders of the Fund. The Fund will also remain open for investment through certain group retirement plans. Should an individual shareholder fully liquidate his or her Scudder Micro Cap Fund account, the shareholder may not invest in the Fund at a later date.

September 22, 1997